                                                                   EXHIBIT 10.15

                        PINELLAS BANCSHARES CORPORATION
                             CONVERTIBLE DEBENTURES
                                  SERIES 1996

Number 00002                                      Principal Amount  $380,000.00

Rate of
Interest:                     Maturity Date:                 Dated:
---------                     --------------                 ------
8.00%                         January 31, 2006               January 31, 1996

Name and Address of Registered Owner:

                  Eickhoff & Pieper, a Florida General Partnership 111 Madison Street, Suite 2650
                  Tampa, Florida 33602

         This Debenture has not been registered under the Securities Act of 1933 or Chapter 517, Florida Statutes. This Debenture has not been acquired by the holder hereof with a view to, or in connection with, any distribution thereof and may not be sold, pledged, hypothecated, transferred or otherwise disposed of in the absence of an effective registration statement for the Debenture under the Securities Act of 1933 and Chapter 517 or consent of the Borrower and an opinion of counsel satisfactory to the Borrower that registration is not required under said Act and Chapter.

         In the event any shares of Borrower's common stock are issued upon conversion of this Debenture, certificates representing such shares will bear a legend similar to the foregoing.

         NOW ALL MEN BY THESE PRESENTS that Pinellas Bancshares Corporation, a Florida corporation (hereinafter called the "Borrower"), for value received, hereby promises to pay to the registered owner shown above, or registered assigns, on the Maturity Date specified above (unless this Debenture shall have been called for redemption and payment of the redemption price shall have been duly made), the principal sum stated above and to pay interest on said principal sum from time to time remaining unpaid from the date of registration and authentication of this Debenture (unless, as shown by the records of the Borrower, interest on the hereinafter referred to Series 1996 Debentures shall be in default, in which event this Debenture shall bear interest from the date to which interest has been paid in full), at the rate shown on the face hereof, on July 1, 1996, and semiannually thereafter on July 1 and January 1 of each year until said principal sum is paid, except as the provisions hereinafter set forth with respect to redemption prior to maturity may become applicable hereto. This Debenture shall bear interest on overdue principal at the aforesaid rate. Principal of and premium, if any, on this Debenture are payable by presentation and surrender of this Debenture at the principal corporate office of the Borrower.

         Interest on this Debenture is computed on the basis of a 360-day year consisting of twelve 30-day months. Payment of interest on this Debenture shall be made to the registered owner hereof and shall be paid in lawful money of the United States of America by check or draft mailed to the person in whose name this Debenture is registered, at his address as it appears on the registration books of the borrower, at the close of business on the fifteenth (15th) day of the month (whether or not a business day) next preceding each interest payment date (the "Record Date"), unless the Borrower shall be in default in the payment of interest due on such interest payment date.

         This Debenture is one of the Debentures issued by the Borrower pursuant to a resolution duly adopted by the Borrower in the aggregate principal amount of $630,000 (hereinafter referred to as the "Series 1996 Debentures"). Each of the Debentures constituting the Series 1996 Debentures is equally and ratably issued by the Borrower.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS DEBENTURE SET FORTH ON THE FOLLOWING THREE PAGES HERETO, WHICH PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH FULLY AT THIS PLACE. EACH OF SUCH PAGES HAS BEEN EXECUTED BY THE BORROWER.

         IN WITNESS WHEREOF, Pinellas Bancshares Corporation has caused this Debenture to be executed by its president and secretary by their manual or facsimile signature,as of the date of this Series 1996 Debenture shown above.

                        PINELLAS BANCSHARES CORPORATION

                        By:
                           -------------------------------------
                           President

                        By:
                           -------------------------------------
                           Secretary

January 31, 1996

Pinellas Bancshares Corporation                                     $380,000.00
Convertible Debentures, Series 1996                            Principal Amount
-------------------------------------------------------------------------------

         This Debenture is one of an authorized issue of parity Debentures in the original aggregate principal amount of $630,000. This Debenture is not negotiable.

         The Series 1996 Debentures are issuable only in the form of fully registered Debentures without coupons in the denominations of $5,000 each or any integral multiple thereof. Subject to compliance with applicable federal and state securities laws, this Debenture is transferable by the registered owner in a person or by the owner's attorney duly authorized in writing at the principal corporate office of the Borrower, upon surrender of this Debenture accompanied by a duly executed instrument of transfer, in form satisfactory to the Borrower, and upon payment of any governmental charges or taxes incident to such transfer. Upon any such transfer, a new Debenture or Debentures in the same aggregate principal amount and of the same series, interest rate, and maturity will be issued to the transferee. The Borrower may deem and treat the person in whose name this Debenture is registered as the absolute owner hereof for the purpose of receiving payment of, or on account of, the principal of, premium, if any, and interest due on this Debenture and for all other purposes, and the Borrower shall not be affected by any notice to the contrary.

         At any time on or after January 1, 2001, the Series 1996 Debentures are subject to optional redemption, in whole or in part, prior to maturity by the borrower at the redemption prices (expressed as percentages of principal amount) set forth in the following table plus accrued interest to the redemption date:

                                                              Redemption
Redemption Dates                                                 Price
----------------                                              ----------
January 1, 2001 through December 31, 2001                         103%
January 1, 2002 through December 31, 2002                         102%
January 1, 2003 through December 31, 2003                         101%
January 1, 2004 and thereafter                                    100%

         If less than all of the Series 1996 Debentures are called for redemption, the selection of Series 1996 Debentures to be redeemed shall be made by the Borrower in any manner that it, in its sole and absolute discretion, deems to be appropriate. If a Series 1996 Debenture is of a denomination larger than $5,000, a portion of such Series 1996 Debenture ($5,000 or any integral multiple thereof) may be redeemed, but Series 1996 Debentures shall be redeemed only in the principal amount of $5,000 or any integral multiple thereof.

         Notice of redemption shall be given by the Borrower by mailing a copy of the redemption notice by first class mail (Postage prepaid) not less than thirty (30) nor more than forty-five (45) days prior to the date fixed for redemption to the registered owner of each Series 1996 Debenture to be redeemed in whole or in part at the address shown on the registration books at the close of business on the fifth day preceding the date of mailing; provided, however, that failure to give such notice by mailing, or any defect therein, shall not affect the validity of any proceedings for the redemption of any other Series 1996 Debentures. All Series 1996 Debentures or portions thereof so called for redemption shall cease to bear interest on the specified redemption date.

         At any time prior to redemption (whether at maturity or prior optional redemption by the Borrower) this Debenture may, at the option of the holder, be converted into shares of common stock of the Borrower. The number of shares of Borrower's common stock into which this Debenture may be converted shall be determined by dividing the principal amount of this Debenture by the figure 12.6176.

         In case the Borrower shall (i) pay a dividend in shares of its common stock, (ii) subdivide its outstanding shares of common stock, (iii) combine its outstanding shares of common stock into a smaller number of shares of common stock or (iv) issue by reclassification of its shares of common stock other securities, the number of shares of common stock into which this Debenture shall be converted shall be adjusted so that the holder shall be entitled to the number of shares of the Borrower which the holder would have owned or have been entitled to receive after the happening of any of such event or any record date with respect thereto had this Debenture been converted into shares of common stock immediately prior to such dividend, subdivision, combination or reclassification.

         The payment obligations of Borrower under this Debenture shall be subordinated to all other payment obligations of Borrower and nothing herein shall be interpreted to prohibit or otherwise limit the right of Borrower to borrower money or issue additional debt obligations superior to, or on a parity with, its obligations under this Debenture.

                        PINELLAS BANCSHARES CORPORATION

                        By:
                           ---------------------------------------------

Pinellas Bancshares Corporation                                     $380,000.00
Convertible Debentures, Series 1996                            Principal Amount
-------------------------------------------------------------------------------


         If the Borrower fails to make any payment of interest within 30 days of the due date thereof, then an event of default under this Debenture shall have occurred and the entire principal amount hereof, together with accrued and unpaid interest to the date of payment, shall be immediately due and payable. In the event the Borrower should default under any of the provision of this Debenture and the holder should employ attorneys or incur other expenses for the collection of payments or the enforcement of performance or observance of any obligation or agreement on the part of the Borrower contained in or represented by this Debenture, the Borrower shall on demand therefor reimburse the reasonable fee of such attorneys and such other expenses so incurred.

         All acts, conditions, and things required to exist, happen, and be performed precedent to and in the issuance of this Debenture do exist, have happened, and have been performed in due time, form, and manner as required by law in order to make this Debenture a valid and legal obligation of the Borrower.

             -----------------------------------------------------



         The undersigned, _____________________, hereby sells, assigns, and transfers unto ____________________________ (Tax Identification or Social Security No. _____________________ the within Debenture and all rights thereunder and hereby irrevocably constitutes and appoints _____________________ attorney to transfer the within Debenture on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
      --------------------------             ---------------------------------
                                             Signature



                                             ----------------------------------
                                             Signature Guaranteed



                                             PINELLAS BANCSHARES CORPORATION


                                             By:
                                                -------------------------------

Pinellas Bancshares Corporation                                     $380,000.00
Convertible Debentures, Series 1996                            Principal Amount
-------------------------------------------------------------------------------


                        PINELLAS BANCSHARES CORPORATION

              FORM OF NOTICE OF EXERCISE OF CONVERTIBLE DEBENTURE

             (To be signed only upon exercise of conversion right)

TO:  PINELLAS BANCSHARES CORPORATION

         The undersigned, the holder of the Series 1996 Debenture tendered herewith, hereby irrevocably elects to exercise the conversion rights set forth in such Debenture for, and to purchase thereunder, ________ shares of the Common Stock of Pinellas Bancshares Corporation, par value $0.01 per share, and requests that the certificates for such shares be issued in the name of __________________________, and delivered to _________________________________, whose address is ___________________.



DATED:
      --------------------------------

                                            ----------------------------------
                                            (Signature must conform in
                                            all respects to name of
                                            holder as specified on the
                                            face of the Debenture.)



                                            PINELLAS BANCSHARES CORPORATION


                                            By:
                                               -------------------------------

                                   BOND POWER

         The undersigned, EICKHOFF & PIEPER, a Florida General Partnership, hereby sells, assigns, and transfers unto PINELLAS COMMUNITY BANK, Tax Identification Number 59-2577296, Pinellas Bancshares Corporation, Convertible Debentures, Series 1996, Number 00002, in the face amount of $380,000.00, and all rights thereunder and hereby irrevocably constitutes and appoints _________ attorney to transfer the within Debenture on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                      EICKHOFF & PIEPER
      --------------------------------

                                            By:
                                               --------------------------------
                                               WILLIAM A. EICKHOFF

                                            By:
                                               --------------------------------
                                               JOHN H. PIEPER


                                            -----------------------------------
                                            Signature Guaranteed